Exhibit 10.3

PATENT SECURITY AGREEMENT

EMRISE Corporation, a Delaware corporation, and RO Associates Incorporated, a California corporation (collectively, “Grantor”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, grant to GVEC Resource IV Inc., a company organized and existing under the laws of the British Virgin Islands, as agent for and representative of (in such capacity herein called “Secured Party”) the financial institutions (“Lenders”) party to that certain Credit Agreement, entered into by and among the Grantor, Agent, and Lenders, dated as of November 30, 2007 ( the “Credit Agreement”), a continuing security interest in the following property:

(i)            Each patent presently owned and listed on Schedule A hereto; and

(ii)           All proceeds of the foregoing, including without limitation any claim by Grantor against third parties for damages (to the extent not effectively prohibited by an applicable and legally enforceable license agreement) by reason of past, present or future infringement of any patent now owned or hereafter owned by Grantor, in each case together with the right to sue for and collect said damages:

to secure performance of all Obligations of Grantor under the Creditor Agreement and as set out in that certain Security Agreement dated as of November 30, 2007, by and among Grantor and Secured Party and others (the “Agreement”).

Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the works of authorship, patents, patent registrations and recordings made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

All terms defined in the Agreement, whether by reference or otherwise, when used herein, shall have their respective meanings set forth therein, unless the context requires otherwise.

IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be duly executed as of November 30, 2007.

GRANTOR:

EMRISE CORPORATION, a Delaware corporation

By:	/S/ D. JOHN DONOVAN
Name:	D. JOHN DONOVAN
Title:	V.P. of Finance & Administration

RO ASSOCIATES INCORPORATED,
a California corporation

By:	/S/ D. JOHN DONOVAN
Name:	D. JOHN DONOVAN
Title:	Secretary & Treasurer

ACCEPTED BY SECURED PARTY:

GVEC RESOURCE IV INC., as Agent

By:	/S/ ROBERT J. ANDERSON
Name:	Robert J. Anderson
Title:	Authorized Signatory

By:	/S/ PETER PAUL MENDEL
Name:	Peter Paul Mendel
Title:	Authorized Signatory

Schedule A to

PATENT SECURITY AGREEMENT

Patents

EMRISE Corporation

Title	Jurisdiction	Serial Number	Filing Date	Status	Patent Number	Issue Date
(Inventors: Donald L. Horton; William J. Miller)

Low Profile Rotary Switch	Brazil	PI0215831-0	8/29/02	Pending	N/A	N/A

Low Profile Rotary Switch	Canada	2494641	11/5/02	Pending	N/A	N/A

Low Profile Rotary Switch	Europe	02778749.8	11/5/02	Pending	N/A	N/A

Low Profile Rotary Switch	Japan	2004-532550	11/5/02	Pending	N/A	N/A

Low Profile Rotary Switch	PCT	PCT/US02/35610	11/5/02	Superceded	N/A	N/A

Low Profile Rotary Switch	US	10/523342	1/27/05	Pending	N/A	N/A

(Inventors: Donald L. Horton; William J. Miller)

Low Profile Rotary Switch With Detent in the Bushing	Brazil	PI0314134-9	7/17/03	Pending	N/A	N/A

Low Profile Rotary Switch With Detent in the Bushing	Canada	2496034	7/17/03	Pending	N/A	N/A

Low Profile Rotary Switch With Detent in the Bushing	Europe	03811194.4	7/17/03	Pending	N/A	N/A

Low Profile Rotary Switch With Detent in the Bushing	Japan	2004-551425	7/17/03	Pending	N/A	N/A

Low Profile Rotary Switch With Detent in the Bushing	PCT	PCT/US03/22523	7/17/03	Superceded	N/A	N/A

Low Profile Rotary Switch With Detent in the Bushing	US	10/522700	1/27/05	Issued	7109430	9/19/06

Low Profile Rotary Switch With Detent in the Bushing	US	11/485249	7/11/06	Pending	N/A	N/A

(Inventor: Donald L. Horton)

Rotary Switch with Crown Detent	Canada	2548604	10/5/04	Pending	N/A	N/A

Rotary Switch with Crown Detent	Europe	04821443.1	10/5/04	Pending	N/A	N/A

Rotary Switch with Crown Detent	Japan	2006-551044	10/5/04	Pending	N/A	N/A

Title	Jurisdiction	Serial Number	Filing Date	Status	Patent Number	Issue Date
Rotary Switch with Crown Detent	PCT	PCT/US04/32797	10/5/04	Pending	N/A	N/A

(Inventor: Donald L. Horton)

Rotary Circuit Selectionwith Crown Detent	US	10/581240	6/2/06	Pending	N/A	N/A

RO Associates Incorporated:

Title	Jurisdiction	Patent / Publication Number	Status	Publication / Issue Date
Current Sharing Signal Coupling/Decoupling Circuit for Power Converter Systems	US	6134129	Issued	10/17/2000

Improved Current Sharing Signal Coupling/Decoupling Circuit for Power Converter Systems	Australia	6397499A1	Published/pending	4/10/2000

Current Sharing Signal Coupling/Decoupling Circuit for Power Converter Systems	US	5428523	Issued	6/27/1995

Improved Current Sharing Signal Coupling/Decoupling Circuit for Power Converter Systems	Australia	6362794A1	Published/pending	10/24/1994

DC to DC Converter Apparatus	US	5075821	Issued	12/24/1991

DC to DC Converter Apparatus	US	D334171	Issued	3/23/1993

Method and Means for Protecting Converter Circuits	US	4858052	Expired	8/15/1989

High Efficiency Power Supply Apparatus	US	3564384	Issued	2/16/1971